SUMMARY PROSPECTUS March 1, 2025
T. ROWE PRICE
International Bond Fund
RPIBX RPISX PAIBX TRLZX	Investor Class I Class Advisor Class Z Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated March 1, 2025, as amended or supplemented, and Statement of Additional Information, dated March 1, 2025, as amended or supplemented.

SUMMARY	1

Investment Objective(s)

The fund seeks to provide current income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or example below.

Fees and Expenses of the Fund
	Investor Class	I Class	Advisor Class	Z Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20 [a]	—	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.48%	0.48%	0.48%	0.48%

Distribution and service (12b-1) fees	—	—	0.25 [b]	—

Other expenses	0.39	0.06 [c]	0.64	0.05

Total annual fund operating expenses	0.87	0.54	1.37	0.53

Fee waiver/expense reimbursement	(0.20)[d]	(0.01)[c]	(0.28)[e]	(0.53)[f]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.67 [d]	0.53 [c]	1.09 [e]	0.00 [f]

[a]	Subject to certain exceptions and account minimums, accounts are charged an annual $20 fee.
[b]	Restated to show maximum 12b-1 fee rate of 0.25%. Actual rate for the prior fiscal year was 0.24%.
[c]

T. Rowe Price Associates, Inc., has contractually agreed (through February 28, 2027) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (I Class Operating Expenses), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. The agreement may only be terminated at any time after February 28, 2027, with approval by the fund’s Board of Directors. Any expenses paid under this agreement (and any applicable prior limitations) are subject to reimbursement to T. Rowe Price Associates, Inc., by the class whenever the I Class Operating Expenses are below 0.05%. However, the class will not reimburse T. Rowe Price Associates, Inc., more than three years from the date such amounts were initially waived or paid. The class may only reimburse T. Rowe Price Associates, Inc., if the reimbursement does not cause the I Class Operating Expenses (after the reimbursement is taken into account) to exceed the current expense limitation on I Class Operating Expenses (or the expense limitation in place at the time the amounts were waived or paid).

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[d]

T. Rowe Price Associates, Inc., has contractually agreed (through February 28, 2027) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 0.67%. The agreement may only be terminated at any time after February 28, 2027, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and any applicable prior limitations) are subject to reimbursement to T. Rowe Price Associates, Inc., by the class whenever the class’ expense ratio is below 0.67%. However, the class will not reimburse T. Rowe Price Associates, Inc., more than three years from the date such amounts were initially waived or paid. The class may only reimburse T. Rowe Price Associates, Inc., if the reimbursement does not cause the class’ expense ratio (after the reimbursement is taken into account) to exceed the class’ current expense limitation (or the expense limitation in place at the time the amounts were waived or paid).

[e]

T. Rowe Price Associates, Inc., has contractually agreed (through February 28, 2027) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 1.09%. The agreement may only be terminated at any time after February 28, 2027, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and any applicable prior limitations) are subject to reimbursement to T. Rowe Price Associates, Inc., by the class whenever the class’ expense ratio is below 1.09%. However, the class will not reimburse T. Rowe Price Associates, Inc., more than three years from the date such amounts were initially waived or paid. The class may only reimburse T. Rowe Price Associates, Inc., if the reimbursement does not cause the class’ expense ratio (after the reimbursement is taken into account) to exceed the class’ current expense limitation (or the expense limitation in place at the time the amounts were waived or paid).

[f]

T. Rowe Price Associates, Inc., has contractually agreed to waive and/or bear all the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) in their entirety. T. Rowe Price Associates, Inc., expects this fee waiver and/or expense reimbursement arrangement to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board of Directors.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the previous table; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$68	$237	$442	$1,035
I Class	54	171	300	675
Advisor Class	111	377	695	1,596
Z Class	0	0	0	0

SUMMARY	3

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 54.3% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in foreign bonds. The fund relies on Bloomberg or another unaffiliated data provider to determine the country assigned to a security. Any derivatives that provide exposure to the investment focus suggested by the fund’s name, or to one or more market risk factors associated with the investment focus suggested by the fund’s name, are counted (as applicable) toward compliance with the fund’s 80% investment policy.

The fund ordinarily invests in the securities of at least three countries; however, it may invest in the securities of one country, including the U.S., for temporary defensive purposes.

The fund focuses its investments in non-U.S. dollar-denominated, investment-grade bonds of issuers in developed and emerging markets. The fund may at times have significant investments in European countries.

The fund may invest up to 25% of its total assets in “junk” bonds that have received a below investment-grade rating (i.e., BB or equivalent, or lower) from each of the rating agencies that has assigned a rating to the bond or deemed by T. Rowe Price to be below investment-grade quality, including those in default or with the lowest rating. If a bond is split-rated (i.e., assigned different ratings by different rating agencies or T. Rowe Price), the higher rating will be used.

Although the fund expects to generally maintain an intermediate- to long-term weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities purchased by the fund.

The fund normally purchases bonds issued in foreign currencies which may include bonds issued in emerging markets currencies. The fund’s currency positions will vary with its outlook on the strength or weakness of one foreign currency compared to another foreign currency and the relative value of various foreign currencies to one another.

The fund may use derivatives, including, without limitation, futures, forwards (such as, foreign currency exchange contracts), options, structured securities, or swaps. The fund may use derivatives for a variety of purposes, such as a substitute for taking a position in the underlying asset; as part of strategies designed to gain exposure to, for example, issuers, portions of the yield curve, indexes, sectors, currencies and/or geographic regions; and/or to reduce or hedge exposure to other risks, such as interest rate, credit or currency risk. Specifically, forward foreign exchange contracts, currency options, interest rate futures, interest rate swaps, inflation swaps, credit default swaps, and credit default swap indexes (CDX).

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The fund may enter into forward currency exchange contracts in an effort to hedge against an expected decline in the value of currencies in which portfolio holdings are denominated, to increase exposure to a particular foreign currency or to shift the fund’s foreign currency exposure from one country to another, or to enhance the fund’s returns. In an effort to achieve these same goals, the fund may also enter into currency swaps, purchase and write options on currencies, and purchase and sell currency futures contracts and related options thereon, as well as use interest rate swaps and futures contracts to adjust its country exposure.

Forward currency exchange contracts and other currency derivatives, such as swaps, options and futures, may be used to help protect the fund’s holdings from unfavorable changes in currency exchange rates, and the fund has wide flexibility to purchase and sell currencies independently of whether the fund owns bonds in those currencies and to engage in currency hedging transactions. Currency hedging is permitted and the fund is likely to be heavily exposed to foreign currencies. The fund may take a short position in a currency, which means that the fund could sell a currency in excess of its assets denominated in that currency (or the fund might sell a currency even if it does not own any assets denominated in that currency). Interest rate derivatives would typically be used to manage the fund’s exposure to interest rate changes or to adjust portfolio duration.

Through the use of futures contracts and interest rate swaps, the fund may either extend or shorten the overall maturity of the fund and adjust its exposure with respect to particular countries or bond markets. A short position in a bond market means that the fund, for example, could sell interest rate futures with respect to bonds of a particular market and the value of the futures contract would exceed the value of the bonds held by the fund (or the fund could sell futures with respect to a particular bond market without owning any bonds in that market).

Inflation swaps which are tied to a designated inflation index such as the Consumer Price Index (CPI) would typically be used to manage the fund’s inflation risk. The fund may use credit default swaps to buy or sell credit protection on individual bond issuers or sectors of the bond markets. Credit default swaps may be used to replicate the exposure of a bond or portfolio of bonds and as a hedge against a default or other credit event involving one of the fund’s holdings. However, they may also be used to enhance returns by selling protection in situations where the adviser has a positive view on an issuer’s credit quality or by buying protection in situations where the adviser has a negative view on an issuer’s credit quality. If the fund buys protection, it effectively takes a short position, and if the fund sells protection, it effectively takes a long position, with respect to the creditworthiness of the issuer or sector. A CDX is a swap on an index of credit default swaps. CDXs allow the fund to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or a reference index) rather than transacting in a single-name credit default swap.

Investment decisions are based on fundamental market factors, such as yield and credit quality differences among bonds as well as supply and demand trends and currency values. The fund generally invests in securities where the combination of fixed-income returns and currency exchange rates appears attractive or, if the currency trend is unfavorable, the adviser believes the currency risk can be minimized through hedging.

SUMMARY	5

The fund is nondiversified, which means it may invest a greater percentage of its assets in a particular issuer than is permissible for a diversified fund.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in bad or uncertain market conditions, are summarized as follows:

Foreign investing: Non-U.S. securities tend to be more volatile and have lower overall liquidity and trading volume than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. Further, securities of non-U.S. issuers are subject to trading markets with potential governmental interference, varying regulatory, auditing, and accounting standards, and settlement and clearance practices that differ from those of U.S. issuers. Investment in non-U.S. securities also carries currency risk. Any attempts to hedge currency risk could be unsuccessful. Such investments may have higher transaction costs compared with U.S. markets. The fund’s overall foreign investing risk is increased to the extent it has exposure to emerging markets.

Emerging markets: Investments in emerging market countries are subject to greater risk and overall volatility than investments in the U.S. and other developed markets. Emerging market countries tend to have economic structures that are less diverse and mature, less developed legal and regulatory regimes, and political systems that are less stable, than those of developed countries. In addition to the risks associated with investing outside the U.S., emerging markets are more susceptible to governmental interference, political and economic uncertainty, local taxes and restrictions on the fund’s investments, less efficient trading markets with lower overall liquidity, and more volatile currency exchange rates.

Market conditions: The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including economic, political, or regulatory developments, recessions, inflation, rapid interest rate changes, war, military conflict, acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues (such as the coronavirus pandemic) and related governmental and public responses (including sanctions). Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Fixed income markets: Economic and other market developments can adversely affect the fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest

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payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

Interest rates: A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. The prices and yields of inflation-linked bonds are directly impacted by the rate of inflation as well as changes in interest rates. Generally, funds with longer weighted average maturities and durations carry greater interest rate risk. Changes in monetary policy made by central banks and/or governments are likely to affect the interest rates or yields of the securities in which the fund invests.

Credit quality: An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation. Securities that are rated below investment grade carry greater risk of default and should be considered speculative.

Junk investing: Investments in bonds that are rated below investment grade, commonly referred to as junk bonds, expose the fund to greater volatility and credit risk than investments in bonds that are rated investment grade. As a result, bonds rated below investment grade carry a higher risk of default and should be considered speculative.

Currency exposure: Because the fund invests in holdings denominated in foreign currencies, the fund is subject to the significant risk that it could experience losses based solely on the weakness of foreign currencies versus the U.S. dollar and changes in the exchange rates between such currencies and the U.S. dollar.

Investing in Europe: The European financial markets have experienced increased volatility due to concerns about economic downturns, political unrest, war, military conflict, economic sanctions, rising government debt levels, inflation, energy crises, and public health pandemics, and these events may continue to significantly affect all of Europe. The economies and markets of European countries are often connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. European economies could be significantly affected by, among other things, rising unemployment, the imposition or unexpected elimination of fiscal and monetary controls by member countries of the European Economic and Monetary Union, uncertainty surrounding the euro, the success of governmental actions to reduce budget deficits, and Russia’s ongoing military conflict in Ukraine.

Hedging: The fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the fund could be in a worse position than if it had not entered into such transactions.

SUMMARY	7

Derivatives: The use of derivatives exposes the fund to additional volatility and potential losses. A derivative involves risks different from, and possibly greater than, the risks associated with investing directly in the assets on which the derivative is based, including liquidity risk, valuation risk, correlation risk, market risk, interest rate risk, leverage risk, counterparty and credit risk, operational risk, management risk, legal risk, and regulatory risk. Derivatives can be highly volatile, illiquid, and difficult to value, and changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate, or index. The fund could be exposed to significant losses if it is unable to close a derivatives position due to the lack of a liquid secondary trading market. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Certain derivatives are also subject to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations. The use of derivatives includes the risk of potential operational issues, such as settlement issues. Derivatives are exposed to legal risks, such as the legality or enforceability of a contract. The adviser may not be able to accurately predict the direction of prices, economic factors, or other associated risks which could cause loss in value or impair the fund’s efforts to reduce overall volatility. New regulations may make derivatives more costly, limit availability, or otherwise affect their value or performance.

Nondiversification: As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a similar fund that is more broadly diversified.

Liquidity: The fund may not be able to meet requests to redeem shares issued by the fund without significant dilution of the remaining shareholders’ interests in the fund. In addition, the fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Markets with lower overall liquidity could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Active management: The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Cybersecurity breaches: The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, confidential information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

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The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

INTERNATIONAL BOND FUND

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	12/31/23	10.44%	Worst Quarter	6/30/22	-11.76%

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year. The fund’s performance information included in the table is compared with a regulatory required index that represents an overall securities market (Regulatory Benchmark). In addition, the table may also include one or more indexes that more closely aligns to the fund’s investment strategy (Strategy Benchmark(s)).

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

SUMMARY	9

Average Annual Total Returns
	Periods ended
	December 31, 2024

				Since		Inception
	1 Year	5 Years	10 Years	inception		date
Investor Class						09/10/1986
Returns before taxes	-5.12%	-3.47%	-0.73%	—%
Returns after taxes on distributions	-5.12	-3.80	-1.13	—
Returns after taxes on distributions and sale
of fund shares	-3.03	-2.69	-0.66	—
I Class						08/28/2015
Returns before taxes	-5.11	-3.34	—	-0.12
Advisor Class						03/31/2000
Returns before taxes	-5.51	-4.06	-1.17	—
Z Class						03/16/2020
Returns before taxes	-4.48	—	—	-2.21

Regulatory Benchmark*
Bloomberg Global Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)
				0.44	[a]
	-1.69	-1.96	0.15	-2.19	[b]
Strategy Benchmark(s)
Bloomberg Global Aggregate ex USD Bond Index (reflects no deduction for fees, expenses, or taxes)
				-0.43	[a]
	-4.22	-3.37	-0.90	-3.29	[b]
Lipper International Income Funds Average
				0.62	[c]
	0.67	-1.09	0.19	0.16	[d]

* Due to new SEC Rules on shareholder reporting, the fund adopted a new broad-based securities market index, referred to as the Regulatory Benchmark.

a Return since 8/28/15.

b Return since 3/16/20.

c Return since 8/31/15.

d Return since 3/31/20.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Investment Subadviser T. Rowe Price International Ltd (Price International)

Investment Subadviser T. Rowe Price Hong Kong Limited (Price Hong Kong)

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Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Andrew J. Keirle	Cochair of Investment Advisory Committee	2023	2005
Kenneth Antony Orchard	Cochair of Investment Advisory Committee	2015	2010

Purchase and Sale of Fund Shares

The Investor Class and Advisor Class generally require a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers. Advisor Class shares may generally only be purchased through a financial intermediary or retirement plan.

The I Class requires a $500,000 minimum initial investment per fund per account registration, although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain accounts for which T. Rowe Price or its affiliates have discretionary investment authority, qualifying directly held accounts, and certain other accounts.

The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services. There is no minimum initial investment and no minimum for additional purchases.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain other accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

The fund declares dividends, if any, daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

SUMMARY	11

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F76-045 3/1/25